Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies

(9) Commitments and Contingencies

(a) Lease Commitments

As of December 31, 2011, the Company had an approximately $154,000 letter of credit outstanding in favor of its landlord for office space in Vienna, Virginia, and an approximately $79,000 letter of credit outstanding in favor of its landlord for office space in Toronto, Canada. These letters of credit renew annually and mature at various dates through November 2015.

Future aggregate minimum lease payments under noncancelable operating leases are as follows:

(in thousands)
2012	$1,624
2013	1,592
2014	1,397
2015	680
2016	0
Thereafter	0

Total minimum payments	$5,293

Total rent expense under operating leases was approximately $1,077,000, $1,268,000, and $1,563,000, for 2009, 2010, and 2011, respectively.

(b) Legal Matters

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of its business. The Company is currently involved in one lawsuit as a defendant. On May 9, 2011, iHance, Inc. filed a complaint against the Company and Eloqua Corporation, its subsidiary, in the United States District Court for the Eastern District of Virginia, alleging that the Eloqua for Microsoft Outlook product, or ELMO, infringes U.S. Patent Nos. 7,072,947 and 7,076,533 and seeking declaratory judgment of willful infringement as well as injunctive and monetary relief. On June 28, 2011, the Company filed an answer to the complaint, denying iHance’s infringement allegations and asserting a counterclaim for a declaratory judgment of non-infringement and invalidity.

From July 2006, the date of issuance of the iHance patents, to December 31, 2011, the Company generated approximately $2.7 million of revenue from sales of the ELMO product. As of December 31, 2011, the Company no longer sells the ELMO product, and the Company does not intend to sell the ELMO product in the future.

The Company has investigated the claims alleged in the complaint and believes that it has good defenses to the claims, and has not accrued a loss related to this matter as the Company does not believe that it is probable that a loss will be incurred. iHance has claimed damages in excess of the amount of revenue the Company has generated from the allegedly infringing products, but based on the information currently available to the Company — including its belief in the strength of its defenses to the plaintiff’s claims; its discontinuation of ELMO sales and the launch of its Eloqua Engage product; the amount of revenue generated by its sales of the ELMO product; and the fact that even if it were found to infringe, legal damages in patent cases are generally limited to reasonable lost profits and/or a reasonable royalty — the Company does not believe that this matter will have a material adverse effect on its business, financial position, results of operations or cash flows. Notwithstanding the fact that the Company considers a negative outcome to not be probable, and has consequently not recorded a loss contingency, the Company believes if it is not successful in defending the litigation, it is reasonably possible that a loss could be ultimately incurred in the range from a de minimis amount up to $2.7 million.

Trial on the iHance matter has been scheduled for July 2012. The Company intends to continue to vigorously defend this matter. The legal cost of this litigation is not estimable at this time, and the Company is continuing to expense the cost of the litigation as it is incurred (See Note 11 —  Subsequent Events).